UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 19, 2008 (December 16, 2008)
Park National Corporation

(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street, P.O. Box 3500, Newark, Ohio	43058-3500

(Address of principal executive offices)	(Zip Code)
(740) 349-8451

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 — Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-3.1
EX-10.1

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 16, 2008, the Compensation Committee of the Board of Directors of Park National Corporation (“Park”) approved the payment of a pool of earned but unpaid incentive compensation in the amount of $764,000. As previously disclosed in Park’s Proxy Statement for the 2008 Annual Meeting of Shareholders in the section captioned “EXECUTIVE COMPENSATION—Nonqualified Deferred Compensation,” at December 31, 2007, Park had an accrued liability for incentive compensation that had been approved by the Compensation Committee but not paid to certain officers of Park and Park’s subsidiaries. This incentive compensation pertains primarily to incentive compensation earned prior to 2002 and the pool relates to approximately 200 officers of Park and its subsidiaries. The amount to be paid to each individual represents the individual’s cumulative proportionate share of the unpaid pool, calculated by the individual’s incentive compensation as a percentage of each year’s incentive compensation pool.
The pool will be paid out in January 2009 in accordance with the terms of the Park National Corporation Bonus Program adopted by the Compensation Committee on December 16, 2008, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1. The payments to be made to each of: (a) C. Daniel DeLawder, Chairman of the Board and Chief Executive Officer of Park; (b) David L. Trautman, President and Secretary of Park; and (c) John W. Kozak, Chief Financial Officer of Park, are as follows:
•	C. Daniel DeLawder - $188,195

•	David L. Trautman - $35,365

•	John W. Kozak - $8,544
Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Special Meeting of Shareholders of Park held on December 18, 2008, Park’s shareholders adopted an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares, each without par value. Park was not previously authorized to issue preferred shares under its Articles of Incorporation. A copy of the Certificate of Amendment by Shareholders or Members filed by Park with the Secretary of State of Ohio on December 18, 2008 in order to evidence the adoption of the amendment to Article FOURTH of Park’s Articles of Incorporation is filed with this Current Report on Form 8-K as Exhibit 3.1.
Item 9.01 – Financial Statements and Exhibits.
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits. The documents listed below are filed with this Current Report on Form 8-K as exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment by Shareholders or Members filed with the Secretary of State of the State of Ohio on December 18, 2008 in order to evidence the adoption by Park’s shareholders on December 18, 2008 of an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares, without par value

10.1	Park National Corporation Bonus Program (Adopted on December 16, 2008)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION
Dated: December 19, 2008	By:	/s/ John W. Kozak
John W. Kozak
Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment by Shareholders or Members filed with the Secretary of State of the State of Ohio on December 18, 2008 in order to evidence the adoption by Park’s shareholders on December 18, 2008 of an amendment to Article FOURTH of Park’s Articles of Incorporation to authorize Park to issue up to 200,000 preferred shares, without par value

10.1	Park National Corporation Bonus Program (Adopted on December 16, 2008)